SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	October 17, 2003

FIDELITY SOUTHERN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Georgia	0-22374	58-1416811

(State or Other	(Commission File Number)	(I.R.S. Employer
Jurisdiction of		Identification
Incorporation)		Number)

3490 Piedmont Road, Suite 1550, Atlanta, Georgia 30305

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including area code: (404) 240-1504

Item 7.   Financial Statements, Proforma Financial Information and Exhibits

      (c)    Exhibits. Press release issued by Fidelity Southern Corporation on October 17, 2003 reporting 2003 third quarter results.

Item 9.    Regulation FD Disclosure.

      The following information is being furnished as provided under Item 12 of Form 8-K.

      Exhibit 99.9 is the press release issued by Fidelity Southern Corporation on October 17, 2003 reporting 2003 third quarter results.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY SOUTHERN CORPORATION

	BY:	/s/ M. Howard Griffith, Jr.

M. Howard Griffith, Jr. Chief Financial Officer

Date: October 17, 2003

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